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05/99                                                              EXHIBIT 99.5
                                                                         Page 1


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1996-A

           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 (the "Pooling and Servicing Agreement"), among First USA Bank, NA, (First USA"), as Transferor and Servicer, First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-A Certificateholders and the performance of the First USA Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the June 15, 1999, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the May, 1999, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A)   Information Regarding Distributions to
     the Class A Certificateholders, per
     $1,000 original certificate principal amount.

     (1)   The total amount of the distribution
     to Class A Certificateholders, per $1,000
     original certificate principal amount                     $    4.0700695

     (2)   The amount of the  distribution set
     forth in paragraph 1 above in respect of
     interest on the Class A Certificates, per
     $1,000 original certificate principal amount              $    4.0700695

     (3)   The amount of the  distribution set
     forth in paragraph 1 above in respect of
     principal of the Class A Certificates, per
     $1,000 original certificate principal amount              $    0.0000000
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05/99                                                                  Page 2


B) Class A Investor Charge Offs and Reimbursement of Charge Offs

     (1)   The amount of Class A Investor
     Charge Offs                                               $    0.0000000

     (2)   The amount of Class A Investor Charge
     Offs set forth in paragraph 1 above, per
     $1,000 original certificate principal amount              $    0.0000000

     (3)   The total amount reimbursed in
     respect of Class A Investor Charge Offs                   $    0.0000000

     (4)   The amount set forth in paragraph 3 above,
     per $1,000 original certificate principal amount          $    0.0000000

     (5)   The amount, if any, by which the outstanding
     principal balance of the Class A  Certificates
     exceeds the Class A Invested  Amount after giving
     effect to all transactions on such Distribution Date      $    0.0000000

C)   Information Regarding Distributions to the
     Class B Certificateholders, per $1,000 original certificate principal amount.

     (1)   The total amount of the distribution to
     Class B Certificatedholders, per $1,000
     original certificate principal amount                     $    4.2513195

     (2)   The amount of the  distribution set forth
     in paragraph 1 above in respect of interest on
     the Class B Certificates, per $1,000 original
     cerificate principal amount                               $    4.2513195

     (3)   The amount of the  distribution set forth
     in paragraph 1 above in respect of principal
     on the Class B Certificates, per $1,000 original
     cerificate principal amount                               $    0.0000000

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05/99                                                                  Page 3


D) Class B Investor Charge Offs and Reimbursement of Charge Offs

     (1)   The amount of Class B Investor Charge Offs          $    0.0000000

     (2)   The amount of Class B Investor Charge Offs
     set forth in paragraph 1 above, per $1,000
     original certificate principal amount                     $    0.0000000

     (3)   The total amount reimbursed in respect
     of Class B Investor Charge Offs                           $    0.0000000

     (4)   The amount set forth in paragraph 3 above,
     per $1,000 original certificate principal amount          $    0.0000000

     (5)   The amount, if any, by which the
     outstanding principal balance of the Class B
     Certificates exceeds the Class B Invested
     Amount after giving effect to all transactions
     on such Distribution Date                                 $    0.0000000



                                        First USA Bank, NA,
                                        as Servicer


                                        By   /s/ Tracie Klein
                                           ______________________________
                                             Tracie H. Klein
                                             First Vice President